MERRILL LYNCH SERIES FUND, INC.

                    Supplement dated January 19, 2001 to the
                         Prospectus dated April 4, 2000

         The following information supersedes and replaces any contrary information contained in the Prospectus under the captions "Details About the Portfolio--Investment Risks" and "Other Important Information--Your Account--Investment Strategies--Futures and
Options."

         Effective today, each of the Portfolios (except the Money Reserve Portfolio) may engage in options, futures and options on futures to enhance total return as well as for hedging purposes. For more information regarding futures and options, see "Other Important Information--Your Account--Investment Strategies--Futures and Options."